Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
James Keating	September 2014	Investment Officer of MFS
Ben Kottler	2011	Investment Officer of MFS
Joseph G. MacDougall	2013	Investment Officer of MFS

Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
James Keating	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2011; employed in the investment area of McLean Budden prior to 2011
Ben Kottler	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2005
Joseph G. MacDougall	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2005

1009789                                                                                                                                                                                   1                                                                                           RES-PM-SUP-092914